UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2024

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 5, 2024, John Bean Technologies Corporation, a Delaware corporation (“JBT”), issued a press release announcing the execution of a Transaction Agreement, dated as of April 4, 2024, by and among JBT, John Bean Technologies Europe B.V., a wholly-owned subsidiary of JBT, and Marel hf. (“Marel”) related to JBT’s previously announced intention to make a voluntary takeover offer for all of the issued and outstanding shares of Marel. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, furnished in this Report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

IMPORTANT NOTICES

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this Report is not an offer of securities for sale in the United States.

NOTE TO U.S. SHAREHOLDERS

It is important that U.S. shareholders understand that the offer to Marel shareholders and any related offer documents are subject to disclosure and takeover laws and regulations in Iceland that may be different from the United States. To the extent applicable, the offer to Marel shareholders will be made in compliance with the U.S. tender offer rules, including Regulation 14E under the Exchange Act and any exemption available to JBT in respect of securities of foreign private issuers provided by Rule 14d-1(d) under the Exchange Act.

IMPORTANT ADDITIONAL INFORMATION

No offer of JBT securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration. In connection with the proposed offer, JBT is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 which will contain a proxy statement/prospectus. SHAREHOLDERS OF JBT AND MAREL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETYWHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. JBT and Marel shareholders will be able to obtain a free copy of the proxy statement/prospectus (when available) as well as other filings containing information about JBT, without charge, at the SEC’s website, www.sec.gov, and on JBT’s website at https://ir.jbtc.com/overview/default.aspx.

PARTICIPANTS IN THE SOLICITATION

JBT and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the JBT’s common stock in respect of the offer to Marel shareholders. Information about the directors and executive officers of JBT is set forth in the proxy statement for JBT’s 2024 Annual Meeting of Stockholders filed with the SEC on March 28, 2024 and in the other documents filed after the date thereof by JBT with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed offer when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This Report contains forward-looking statements within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond JBT’s ability to control. These forward-looking statements include, among others, statements relating to our business and our results of operations, a potential transaction with Marel and our objectives, strategies, plans, goals and targets. The factors that could cause our actual results to differ materially from expectations include, but are not limited to, the following factors: the occurrence of any event, change or other circumstances that could give rise to the termination or abandonment of the offer; the expected timing and likelihood of completion of the proposed transaction with Marel, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the offer that could reduce anticipated benefits or cause the parties to abandon the transaction; the ability to successfully integrate the businesses of JBT and Marel; the possibility that shareholders of JBT may not approve the issuance of new shares of common stock in the offer; the risk that Marel and/or JBT may not be able to satisfy the conditions to the proposed offer in a timely manner or at all; the risk that the proposed offer and its announcement could have an adverse effect on the ability of JBT and Marel to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of Marel and JBT, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies or that it may take longer than expected to achieve those synergies; fluctuations in JBT’s financial results; unanticipated delays or accelerations in our sales cycles; deterioration of economic conditions, including impacts from supply chain delays and reduced material or component availability; inflationary pressures, including increases in energy, raw material, freight, and labor costs; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to trade regulation, quotas, duties or tariffs; fluctuations in currency exchange rates; changes in food consumption patterns; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; weather conditions and natural disasters; the impact of climate change and environmental protection initiatives; acts of terrorism or war, including the ongoing conflicts in Ukraine and the Middle East; termination or loss of major customer contracts and risks associated with fixed-price contracts, particularly during periods of high inflation; customer sourcing initiatives; competition and innovation in our industries; difficulty in implementing our pure play food and beverage strategy, including our ability to execute on strategic investments, merger or acquisition opportunities; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement; catastrophic loss at any of our facilities and business continuity of our information systems; cyber-security risks such as network intrusion or ransomware schemes; loss of key management and other personnel; potential liability arising out of the installation or use of our systems; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; work stoppages; fluctuations in interest rates and returns on pension assets; a systemic failure of the banking system in the United States or globally impacting our customers’ financial condition and their demand for our goods and services; availability of and access to financial and other resources; and other factors described in JBT’s public filings made with the SEC from time to time, including those under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in JBT’s most recent Annual Report on Form 10-K and in any subsequently filed Quarterly Reports on Form 10-Q. These risks, as well as other risks associated with the potential transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that JBT expects to file with the SEC and in an offering document and/or any prospectuses or supplements to be filed with the FSA or any other governmental and regulatory authorities in connection with the potential transaction. JBT cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. JBT undertakes no obligation to publicly update or revise any forward-looking statements made by JBT or on its behalf, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of April 5, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Matthew J. Meister
Name:	Matthew J. Meister
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Dated: April 5, 2024

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